SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)   August 31,  2000
                                                          ------------------


                           CANARGO ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
             ------------------------------------------------------


           Delaware                         0-9147               91-0881481
 ----------------------------     ------------------------    ----------------
 (State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)


             1580, 727 - 7th Avenue SW, Calgary, Alberta    T2P 0Z5
             ----------------------------------------     ----------
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code     403-777-1185
                                                            ---------------



          (Former Name or Former Address, if Changed Since Last Report)
          -------------------------------------------------------------

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas exploration, development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Registrant's reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant's business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.

ITEM  5.     OTHER  EVENTS

          On August 31, 2000, the Registrant announced the appointment of Mr. Roger Brittain as non-executive Chairman of the Board of Directors, effective September 1, 2000.

          On August 31, 2000, the Registrant announced the initial results of its horizontal well, N98H on the Ninotsminda field in the Republic of Georgia.

          Production has more than tripled on this well as a result of the horizontal sidetrack. Stabilized production rates are approximately 220 barrels of oil and 750,000 cubic feet of gas per day, or 300 boepd. This production rate is being achieved on a restricted 8 mm choke with a flowing tubing pressure of some 52 atmospheres (765 psi) and a 17% drawdown. Additional stimulation and clean-up procedures are underway.

          The horizontal sidetrack was drilled to confirm the viability of cost-effective production increases within the eastern part of the Ninotsminda field. This section of the field is typically less productive than the central and western part of the field, where the Registrant's more prolific producing wells are located. Drilled at a total measured depth of 3,271 m, the 350 meter horizontal sidetrack was completed in August 2000. The drilling was achieved on time and under budget, at a cost of approximately $650,000.

          (c)     Exhibits

99(1)  Press  release  dated  August  31, 2000 relating to the appointment of
       Roger  Brittain  as  non-executive  Chairman  of  the  Board
99(2)  Press  release  dated  August  31, 2000 relating to the results of the
       Registrant's  horizontal  well  N98H on the Ninotsminda field in the
       Republic of Georgia.
99(3)  Term Sheet dated August 18, 2000 relating to sale of 12,000,000 shares of  Registrant's  common  stock
99(4)  Form  of  Subscription Agreement relating to sale of 12,000,000 shares of  the  Registrant's  common  stock  on  August  18,  2000

                                   SIGNATURES
                                   ----------


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CANARGO  ENERGY  CORPORATION


Date:  September 7,  2000               By:     /s/Maria  Rees
                                                --------------
                                                Maria  Rees
                                                Corporate  Secretary

                                  EXHIBIT INDEX

                                                                             FILED WITH
EXHIBIT                                                                         THIS
NUMBER    EXHIBIT                                                              REPORT
-------   ---------------------------------------------------------------    ----------
99(1)     Press release dated August 31, 2000 relating to the appointment
          of Roger  Brittain  as  non-executive  Chairman  of  the  Board         X
99(2)     Press  release  dated  August  31, 2000 relating to the results of the Registrant's  horizontal  well  N98H on the Ninotsminda
          field in the Republic of Georgia.                                       X
99(3)     Term Sheet dated August 18, 2000 relating to sale of 12,000,000
          shares of Registrant's common stock                                     X
99(4)     Form  of  Subscription Agreement relating to sale of 12,000,000
          shares of the Registrant's common stock on August 18, 2000              X